                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                                 George E. Pfautsch
                                        ---------------------------------------

                                        Title: Senior Vice President, Finance &
                                               Chief Financial Officer
                                               --------------------------------

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                                    Terry L. Carter
                                        ---------------------------------------

                                        Title:      Controller
                                              ---------------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                             Richard A. Clarke
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                             Allen F. Jacobson
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                            George F. Jewett, Jr.
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                              Richard B. Madden
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                             Richard M. Morrow
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                             Vivian W. Piasecki
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                                 Toni Rembe
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                              John M. Richards
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                             Reuben F. Richards
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                            Richard M. Rosenberg
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                             Robert G. Schwartz
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                             Charles R. Weaver
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                         Frederick T. Weyerhaeuser
                                       ------------------------------

                                       Title:        Director
                                             ------------------------

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  I, the undersigned, do hereby make, constitute and appoint Betty R. Fleshman, Ralph M. Davisson and Sandra T. Powell, and each of them, my attorneys-in-fact and agents, each with full power of substitution and resubstitution, for me and in my name, place and stead, to execute for me and in my behalf in each or any one of my offices and capacities with Potlatch Corporation as shown below, the Registration Statement on Form S-3 which Potlatch Corporation contemplates filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the issuance by Potlatch Corporation of up to $100 million aggregate principal amount of its debt securities, and any and all amendments to said Registration Statement, including post-effective amendments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying, approving and confirming all that each of the said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue of these presents.

                  IN WITNESS WHEREOF, I have executed these presents as of this 7th day of December, 1995.

                                           William T. Weyerhaeuser
                                       ------------------------------

                                       Title:        Director
                                             ------------------------